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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                             PLATINUM INVESTOR(SM)
   FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS
                       SUPPLEMENT DATED DECEMBER 1, 2000
                                       TO
          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2000

Effective November 29, 2000, American General Life Insurance Company is amending the Platinum Investor Variable Annuity Statement of Additional Information for the purpose of reflecting that the Ayco Large Cap Growth Fund I is available as a Series under the Contracts.

 . On page 17, add the following paragraph between the first and second paragraphs at the top of the page:

  "The performance of the Ayco Large Cap Growth Fund I may be compared to the S&P 500(R) Index. The S&P 500(R) Index is a unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries."

 . On page 18, under FINANCIAL STATEMENTS, delete the first paragraph in its entirety and replace it with the following:

  "Separate Account D has a total of 93 Divisions as of the date of this Statement. 41 Divisions (the "Platinum Investor Divisions") are available under the Contracts that are the subject of this Statement. Most of the remaining 52 Divisions had operations as of December 31, 1999 and are offered under other AGL Contracts. The December 31, 1999 financial statements for the Platinum Investor Divisions, which are included in this Statement relate only to the 17 Platinum Investor Divisions that were available under the Contracts as of December 31, 1999."